Exhibit 99.3
DESERT CAPITAL REIT, INC.
Pro Forma Consolidated Balance Sheets
As of June 30, 2005
(Unaudited)

	Desert Capital	Pro Forma
	Historical (2)	Adjustments		Pro Forma

ASSETS
Mortgage investments — net	$27,499,962	$—		$27,499,962
Goodwill	8,396,108	4,557,691	(3)	12,953,799
Building and equipment — net	7,584,478	—		7,584,478
Land	1,820,000	—		1,820,000
Cash	10,099,604	(5,500,000)	(4)	4,599,604
Other	403,300	—		403,300

Total assets	$55,803,453	$(942,309)		$54,861,144

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued expenses	$1,669,312	$—		$1,669,312
Notes payable	16,586,399	—		16,586,399

Total liabilities	18,255,710	—		18,255,710

Minority interest	942,309	(942,309)	(5)	—

Common stock	42,530	—		42,530
Additional paid-in capital	36,548,043	—		36,548,043
Retained earnings	14,860	—		14,860

Total stockholders’ equity	36,605,433	—		36,605,433

Total liabilities and stockholders’ equity	$55,803,453	$(942,309)		$54,861,144

The Company and Subsidiaries
Notes to Pro Forma Consolidated Balance Sheet
As of June 30, 2005
(Unaudited)
     (1) On November 10, 2004, Desert Capital REIT, Inc. (the “Company”) entered into an agreement to acquire Consolidated Mortgage LLC for $13.5 million, consisting of 450,000 shares of the Company’s common stock and $9 million in cash. The transaction was structured as an installment sale pursuant to which the Company’s wholly-owned taxable REIT subsidiary, Desert Capital TRS, Inc., acquired the outstanding equity securities of Consolidated Mortgage over time so as to comply with applicable Internal Revenue Code provisions. Effective October 5, 2005, the Company completed the acquisition of Consolidated Mortgage.
     The unaudited pro forma consolidated balance sheet presents the historical financial position of the Company as of June 30, 2005, as adjusted for the purchase of Consolidated Mortgage, which is assumed to have occurred on June 30, 2005.
     The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2005, and the year ended December 31, 2004, combine the historical operations of the Consolidated Mortgage and considers the income tax effects of the purchase, which is assumed to have occurred on January 1, 2004.
     The unaudited pro forma consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and Consolidated Mortgage. These pro forma statements may not be indicative of the results that actually would have occurred had the acquisition been in effect on the dates indicated or which may be obtained in the future. In management’s opinion, all adjustments necessary to reflect the effects of the acquisition have been made. These unaudited pro forma financial statements should be read in conjunction with the historical financial statements included in the Company’s previous filings with the Securities and Exchange Commission.
     (2) Reflects the historical consolidated balance sheet of the Company as of June 30, 2005. Please refer to the Company’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2005. The historical consolidated balance sheet of the Company as of June 30, 2005, already includes the consolidated balance sheets of the Company and Consolidated Mortgage because the Company owned a majority of Consolidated Mortgage’s outstanding equity on the balance sheet date. The following pro forma adjustments are required to bring the ownership to 100% as of the balance sheet date.
     (3) Reflects the remaining goodwill to be recorded as a result of this transaction.
     (4) Reflects the remaining cash to be paid to purchase the remaining outstanding equity of Consolidated Mortgage.
     (5) Reflects the removal of the minority interest balance.

DESERT CAPITAL REIT, INC.
Pro Forma Consolidated Statements of Operations
For the Six Months Ended June 30, 2005
(Unaudited)

	Desert Capital
	Historical (1)	Adjustments		Pro Forma

INTEREST INCOME:
Mortgage notes receivable	$1,544,381	$—		$1,544,381
Other interest	73,803	—		73,803

Total interest income	1,618,184	—		1,618,184
INTEREST EXPENSE:
Interest expense	501,306	—		501,306

Total interest expense	501,306	—		501,306

Net interest income	1,116,878	—		1,116,878
Provision for loan losses	27,606	—		27,606

Net interest income after provision for loan loss	1,089,272	—		1,089,272

NON-INTEREST INCOME:
Loan brokerage fees	5,419,450	—		5,419,450
Service and other loan fees	1,364,803	—		1,364,803
Other	66,631	—		66,631

Total non-interest income	6,850,884	—		6,850,884

NON-INTEREST EXPENSE:
Compensation and payroll	937,454	—		937,454
Management fees	1,745,774	—		1,745,774
Professional fees	984,804	—		984,804
Insurance	229,131	—		229,131
Other	623,834			623,834

Total non-interest expense	4,520,997	—		4,520,997

Net income before taxes	3,419,159	—		3,419,159

Income tax expense	362,016	686,031	(2)	1,048,047

Income before minority interest	3,057,143	—		2,371,112
Income allocated to minority interest	(1,435,357)	1,435,357	(3)	—

Net income	$1,621,786	$(749,326)		$2,371,112

Net earnings (loss) per share — basic and diluted	0.54			0.79

Weighted average common shares used to compute net income per share, basic and diluted	3,011,480			3,011,480

The Company and Subsidiaries
Notes to Pro Forma Consolidated Statements of Operations
For the Six Months Ended June 30, 2005
(Unaudited)
     (1) Reflects the historical consolidated statements of operations of the Company for the six months ended June 30, 2005. Please refer to the Company’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2005. The historical consolidated statements of operations of the Company as of June 30, 2005 already includes the consolidated statements of operations of the Company and Consolidated Mortgage because the Company owned a majority of Consolidated Mortgage’s outstanding equity on the balance sheet date. The following pro forma adjustments are required to bring the ownership to 100%.
     (2) Reflects additional income tax expense.
     (3) Reflects the removal of the income allocated to minority interest.

DESERT CAPITAL REIT, INC.
Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2004
(Unaudited)

	Desert Capital	Consolidated Mortgage
	Historical (1)	Historical (2)	Adjustments		Pro Forma

INTEREST INCOME:
Mortgage notes receivable	$458,458	$—	$—		$458,458
Other interest	239	765,326	—		765,565

Total interest income	458,697	765,326	—		1,224,023

INTEREST EXPENSE:
Interest expense	92,925	722,949	—		815,874

Total interest expense	92,925	722,949	—		815,874

Net interest income	365,772	42,377	—		408,149
Provision for loan losses	21,904	—	—		21,904

Net interest income after provision for loan loss	343,868	42,377	—		386,245

NON-INTEREST INCOME:
Loan brokerage fees	—	9,110,009	—		9,110,009
Service and other loan fees	—	1,679,035	—		1,679,035
Income from investment in subsidiary	126,047	—	(126,047)	(3)	—
Other	410	71,014	—		71,424

Total non-interest income	126,457	10,860,058	(126,047)		10,860,468

NON-INTEREST EXPENSE:
Compensation and payroll	140,722	2,275,186	—		2,415,908
Management fees	35,516	2,077,707	—		2,113,223
Professional fees	118,762	1,987,004	—		2,105,766
Insurance	127,500	38,298	—		165,798
Other	31,916	1,749,110	—		1,781,026

Total non-interest expense	454,416	8,127,305	—		8,581,721

Net income before taxes	15,909	2,775,130	(126,047)		2,664,992

Income tax expense	29,085	—	914,459	(4)	943,544

Net income	$(13,176)	$2,775,130	$(1,040,506)		$1,721,448

Net earnings (loss) per share — basic and diluted	(0.04)				2.16

Weighted average common shares used to compute net income per share, basic and diluted	373,013				797,052

The Company and Subsidiaries
Notes to Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2004
(Unaudited)
     (1) Reflects the historical consolidated statements of operations of the Company for the year ended December 31, 2004. Please refer to the Company’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.
     (2) Reflects the historical statement of operations for Consolidated Mortgage for the year ended December 31, 2004.
     (3) Reflects the removal of income recorded from Consolidated Mortgage in 2004.
     (4) Reflects an increase in income taxes.